UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 5, 2004
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      333-118843                    36-4514369
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)

      201 North Tryon Street, Charlotte, North Carolina              28255
- --------------------------------------------------------------------------------
Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (704) 387-8239
                                                  ------------------------------


- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On November 5, 2004, Banc of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated July 29, 2004, among the Registrant, as depositor, Bank of America, N.A., as servicer, and Wells Fargo Bank, N.A., as trustee, relating to the Registrant's Mortgage Pass-Through Certificates, Series 2004-7. A copy of the amendment is filed as an exhibit hereto.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
- -----------                         -----------
   Ex. 4                            Amendment No. 1, dated November 5, 2004, to
                                    Pooling and Servicing Agreement, dated
                                    July 29, 2004, among Banc of America
                                    Mortgage Securities, Inc., Bank of America,
                                    N.A. and Wells Fargo Bank, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANC OF AMERICA MORTGAGE
                                              SECURITIES, INC.


November 5, 2004

                                              By:    /s/ Judy Lowman
                                                     ---------------------------
                                                     Judy Lowman
                                                     Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
- -----------             -----------                         --------------

   (EX-4)         Amendment No. 1, dated November                 E
                  5, 2004, to Pooling and Servicing
                  Agreement, dated July 29, 2004,
                  among Banc of America Mortgage
                  Securities, Inc., Bank of America, N.A.
                  and Wells Fargo Bank, N.A., as trustee.